First Quarter 2011 Earnings Conference Call

Presentation Material & Supplemental Data

May 4, 2011

MEMC

TECHNOLOGY IS BUILT ON US

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2010 Form 10-K, in addition to the risks and uncertainties described on page 12 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

2011 Q1 Summary Results

($ millions, except per share)	Semiconductor Materials	Solar Materials	Solar Energy (SunEdison)	Corporate	MEMC GAAP	Non-GAAP Adjustments (SunEdison)	MEMC Non-GAAP
Net Sales	**251.5**	**326.3**	**158.1**	**-**	**735.9**	**96.7**	**832.6**
Gross Profit					114.0	35.6	149.6
Gross Profit (%)					*15.5%*		*18.0%*
Operating Expenses					114.2		114.2
Operating Income / (Loss)	**8.4**	**39.4**	**(6.6)**	**(41.4)**	**(0.2)**	**35.6**	**35.4**
Decline / (increase) FMV of Warrants				(1.6)	(1.6)	-	(1.6)
Other Expense / (Income)	(0.2)	(0.7)	5.1	3.5	7.7	0.4	8.1
Profit / (Loss) before Tax	8.6	40.1	(11.7)	(43.3)	(6.3)	35.2	28.9
Income Tax					(14.3)	9.2	(5.1)
Minority Interest / (Equity Earnings)					12.5		12.5
Net Income (Loss)					**(4.5)**	**26.0**	**21.5**
Diluted EPS ($)					**(0.02)**	**0.11**	**0.09**

EPS includes ($0.07) of charges: ($0.05) due to unfavorable legal verdicts and ($0.02) related to Japan earthquake; does not adjust for any lost sales related Japan impact

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q1 Variance (Non-GAAP)

($ millions, except per share)	Q1 2011 Non-GAAP	Q4 2010 Non-GAAP	Vs Prior Quarter $ Variance	Vs Prior Quarter % Variance	Q1 2010 Non-GAAP	Vs Prior Year $ Variance	Vs Prior Year % Variance
Net Sales	**832.6**	**949.5**	(116.9)	*-12%*	**450.7**	381.9	*85%*
Gross Profit	149.6	183.5	(33.9)	*-18%*	63.0	86.6	*137%*
Gross Profit (%)	*18%*	*19%*		*(136 bps)*	*14%*		*399bps*
Operating Expenses	114.2	92.8	21.4	*23%*	74.6	39.6	*53%*
Operating Income / (Loss)	**35.4**	**90.7**	(55.3)	*-61%*	**(11.6)**	47.0	*405%*
Operating Income / (Loss) %	*4%*	*10%*		*(530 bps)*	*-3%*		*683 bps*
Net Income (Loss)	**21.5**	**59.4**	(37.9)	*-64%*	**(6.9)**	28.4	*412%*
Diluted EPS ($)	**0.09**	**0.25**	(0.16)	*-64%*	**(0.03)**	0.12	*400%*

Q1 2011 EPS includes ($0.07) of charges: ($0.05) due to unfavorable legal verdicts and ($0.02) related to Japan earthquake; does not adjust for any lost sales related Japan impact

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q1 GAAP to Non-GAAP Adjustments (SunEdison)


$ Millions
100
80
60
40
20
-
(20)
($4.5)
GAAP
Net Income/
(Loss)
Revenue
(Direct Sales)
$36.4
Revenue
(Sale/Lease-back)
$60.3
($16.2)
CoGS
(Direct Sales)
($44.9)
CoGS
(Sale/Lease-back)
($9.6)
Tax on Non-
GAAP profit &
other expenses
$21.5
Non- GAAP
Net Income/(Loss)

Note: unaudited

Q1 : Semiconductor Materials


Net Sales ($ millions)
400
300
200
100
0
219.3
262.6
251.5
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11


Segment Operating Profit ($ millions)
40
30
20
10
0
-10
$8MM Insurance proceeds
(7.9)
25.6
8.4
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11

Net Sales

Sequential decrease $11MM, or 4%

- Unfavorable impact from Japan earthquake
- Stable price environment

YoY increase of 15%

- Double digit % price increase
- Better product mix

Segment Operating Profit

Sequential decrease $17MM

- $9MM charges related to Japan earthquake
- $4MM estimated margin impact from lost sales

YoY $8MM profit vs. $8MM loss

- Higher pricing
- Improved productivity

Highlights

Ipoh on track, Ramping 300mm in Korea

Japan production at pre-earthquake levels

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q1 : Solar Materials



Net Sales ($ millions)
400
300
200
100
0
157.7
279.9
326.3
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11



Segment Operating Profit ($ millions)
50
40
30
20
10
0
$4MM Insurance proceeds
12.2
38.1
39.4
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11

Net Sales

Sequential increase of $46MM, or 17%

- Wafer volume up over 20%
- Pricing down slightly

YoY increase of 107%

- Wafer volumes up over 80%
- Pricing up over 10%

Segment Operating Profit

Sequential increase of $1.3MM, or $7.3MM excluding non-recurring charges

- Partially offset by Kuching start-up costs of $6MM
- Excluding non-recurring items, OP increased 19% sequentially

YoY increase of 223%; 302% excluding non-recurring items (Kuching & legal verdict)

- Higher wafer volumes and pricing
- Lower poly and wafer conversion costs
- Unfavorable legal verdict of $3.6MM

Highlights

Kuching ramping

CCZ mono seeing significant customer interest

Synergies with SunEdison with upstream price weakness

Note: unaudited

MEMC

TECHNOLOGY IS BUILT ON US

Q1 : SunEdison


Non-GAAP Net Sales ($ millions)
500
400
300
200
100
0
Non-GAAP Adj.
Energy Sale
Direct Sale
73.7
407.0
254.8
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11


Non-GAAP Operating Profit ($ millions)
70
60
50
40
30
20
10
0
-10
Non-GAAP Adj.
GAAP Op Profit
10.5
61.6
29.0
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11

Non-GAAP Net Sales

Sequential decline of $152MM, or 37%

- Includes $97MM in non-GAAP Adjustments
- Direct Sales: $36.4MM
- Sale Lease-backs: $60.3MM

YoY Increase of $181MM, or 246%

Non-GAAP Operating Profit

Sequential decline of $33MM, or 53%

- Includes $36MM in non-GAAP Adjustments
- Direct Sales: $20.2MM
- Sale Lease-backs: $15.4MM

YoY Increase of $19MM, or 176%

Note: unaudited

SunEdison – Pipeline



Pipeline
(Megawatts)
2,000
1,500
1,000
500
0
788
1,416
1,870
1Q 2010
4Q 2010
1Q 2011



North America 42%
Emerging Markets 27%
Europe 31%

Volume (MW)	Q1-10	Q2-10	Q3-10	Q4-10	Q1-11
Total Interconnected	11	5	11	140	20
Under Construction	32	11	155	78	105

Highlights

Significant transformation - YoY growth and geographic mix

On track to double installations YoY

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q1 Cash Use

$560 MM


Earnouts & Other
$38
Inventory
$65
A/R
$103
A/P
$128
Capex &
Investments
$226

Driver	View
Acquisition related earnouts	Non-recurring
Solar & SunEdison inventory	Inventory to support demand
One large customer payment delayed	Significant payments received after quarter-end
Rovigo solar project Campania solar project	Rovigo and Campania complete
Peak capex usage for year Kuching 300mm expansion	Lower capex through remainder of 2011

Cash use = change in cash – net bond proceeds

Growth & Investment Drove Peak Cash Use in Q1 2011

Note: unaudited

2011 Non-GAAP Guidance

Non-GAAP Revenue:



$3.7B
to
$3.4B
$2.4B
2010
2011

Non-GAAP EPS:



$1.30
to
$1.00
$0.39
2010
2011

Semiconductor Materials

Outlook:
Semi growth in line with industry forecasts

Stable pricing

Impact from Japan in Q2 ($0.05)

Tailwinds/Headwinds:
- ↑ IPOH and MKC 300mm ramp
- ↓ Increased demand uncertainty - Japan

Solar Materials

Outlook:
Anticipated price weakness

Tailwinds/Headwinds:
- ↑ Kuching ramp
- ↑ CCZ monocrystaline interest
- ↓ Pricing and demand on solar wafers

SunEdison

Outlook:
Installations more than double 2010 levels

Tailwinds/Headwinds:
- ↑ Geographic diversity; pipeline expansion
- ↑ Solar module pricing
- ↓ Timing on financing projects
- ↓ Public policy/incentives risks

Revenue/EPS/Cash

Outlook:
EPS weighted to 2H11

Capex peak in Q1 2011

Cash use slows in Q2 2011 with cash balance at year-end >$500MM

Estimated non-GAAP tax rate of 15%

MEMC
TECHNOLOGY IS BUILT ON US

Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that for the full year of 2011, we expect non-GAAP sales in the range of $3.4 – 3.7 billion and non-GAAP earnings per share of $1.00 to $1.30; that we expect semiconductor market growth to be in line with industry msi forecasts; that we expect stable semi wafer pricing and a ($0.05) impact from the Japan earthquake in Q2 2011; that we anticipate solar supply chain price weakness; that we expect SunEdison installation growth to more than double 2010 MW levels; that we expect overall revenue and EPS to be weighted to 2H11; that we expect capital expenditures to have peaked in Q1 2011; that we expect cash use to slow in the second quarter of 2011; that we expect to have a cash balance in excess of $500 million at year end; and that we expect an estimated non-GAAP tax rate of 15% for 2011. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; historical conversion rates for SunEdison of pipeline into completed projects may not be achieved; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; including the successful ramping of production at our Utsonomiya and Kuching facilities; the terms of any potential future amendments to our long-term agreements with our solar wafer customers; general economic conditions, ability of our customers to pay their debts as they become due; our ability to realize the benefits of any announced or future facility closings and/or restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the Solaicx acquisition or any future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US